UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

FTE NETWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

FTE NETWORKS, INC.

641 Lexington Avenue, 14th Floor, New York, NY 10022

August 17, 2022

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Meeting”) of FTE Networks, Inc. (the “Company”), which will be held virtually on Monday, August 29, 2022, at 9:00 a.m. Eastern Time.

Due to the ongoing health impact of the coronavirus (COVID-19) public health crisis, and to support the health and well-being of our employees and stockholders, the Meeting will be conducted online at www.virtualshareholdermeeting.com/FTNW2022SM. There will be no physical location for stockholders to attend.

Details regarding the Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Special Meeting Proxy Statement (the “Proxy Statement”).

Your vote is very important. Whether or not you plan to attend the Meeting, we encourage you to vote promptly and to vote your shares prior to the Meeting. You may vote by proxy over the internet or by mail by following the instructions in your proxy card. If you attend the Meeting, you will have the right to revoke your proxy vote and vote electronically during the Meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

Thank you for your continued support and interest.

Sincerely,

/s/ Michael P. Beys
Michael P. Beys
Interim Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF FTE NETWORKS, INC.

TO BE HELD ON AUGUST 29, 2022

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Meeting”) of FTE Networks, Inc., a Nevada corporation (the “Company”), will be held virtually via live audio webcast on August 29, 2022, at 9:00 a.m., Eastern Time, to consider and vote upon the following proposals:

1.	To elect three directors to serve on the Company’s Board of Directors;

2.	Approval of amended and restated Company Bylaws;

3.	To ratify the selection of Turner, Stone & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s Board of Directors (the “Board”) recommends that you vote in favor of Proposals 1, 2 and 3.

This year’s Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Meeting in person; however, stockholders will be able to participate, vote electronically and submit questions during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/FTNW2022SM and entering the control number found on their proxy card or voting instruction form. A support number will be visible 15 minutes prior to the meeting on the virtual meeting landing page if you may need assistance

Only stockholders of record, who are entitled to vote, as of July 27, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The Notice contains instructions on how to access our Proxy Statement and how to vote online.

Your vote is important. Whether or not you plan to attend the Meeting, please ensure that your shares are represented by following the instructions in the proxy materials.

Date: August 17, 2022	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael P. Beys
Michael P. Beys
Interim Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our stockholders on or about August 17, 2022. In accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability on the internet of our proxy materials related to the Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. All stockholders of record who are entitled to vote and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

PROXY STATEMENT

FTE NETWORKS, INC.

641 Lexington Avenue, 14th Floor,

New York, NY 10022

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of FTE Networks, Inc., a Nevada corporation (the “Company”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held virtually at 9:00 a.m., Eastern Time on Monday, August 29, 2022, via audio webcast at www.virtualshareholdermeeting.com/FTNW2022SM.

JOBS Act Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the date of our first sale of common equity securities of the issuer under an effective Securities Act registration statement, (ii) the last day of the fiscal year in which our annual gross revenues of $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

You have received these proxy materials because the Board of FTE Networks, Inc. (“we,” “us,” “our,” the “Company”) is soliciting your proxy to vote at the Meeting, including any adjournments or postponements of the Meeting. On or about August 17, 2022, we will mail the proxy materials to all stockholders of record who are entitled to vote at the Meeting.

How do I attend the Meeting?

You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, stockholders of record may vote by Internet or by completing and returning a proxy card. Additional information on how you may vote can be found below under “How do I vote?”

The Meeting will be held virtually on Monday August 29, at 9:00 a.m. Eastern Time via live webcast. You can virtually attend the Meeting by visiting www.virtualshareholdermeeting.com/FTNW2022SM, where you will be able to vote your shares and submit your questions during the Meeting via the Internet. A summary of the information you need to attend the Meeting online is provided below. There will not be a physical meeting location and you will not be able to attend in person.

Who can vote at the Meeting?

Only stockholders of record, who are otherwise entitled to vote, on July 27, 2022, will be entitled to vote at the Meeting. As of the Record Date, there were 48,766,614 shares entitled to vote, including shares of our preferred stock.

Stockholder of Record: Shares Registered in Your Name

If, on July 27, 2022, your shares were registered directly in your name and you are otherwise entitled to vote your shares, then you are a stockholder of record. As a stockholder of record, you may vote by using the Internet or by mail as described below. Stockholders of record also may attend the Meeting virtually and vote electronically.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 27, 2022, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

1.	To elect three directors to serve on the Company’s Board of Directors;

2.	Approval of amended and restated Company Bylaws; and

3.	To ratify the selection of Turner, Stone & Company LLP as our independent registered public accounting form for the fiscal year ending December 31, 2022; and

What if another matter is properly brought before the Meeting?

Our Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to our Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or you may abstain from voting, by checking the related box. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record who is otherwise entitled to vote, you may vote at the Meeting or by proxy using the proxy card enclosed with your mailed proxy materials. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting even if you have already voted by proxy.

●	You may vote by using the Internet at www.proxyvote.com by following the instructions for Internet voting on the proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on July 28, 2022. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

●	You may vote by mail by completing and mailing a proxy card.

●	The method you use to vote will not limit your right to vote at the Meeting if you decide to virtually attend the Meeting. If you wish to vote electronically at the Meeting, go to www.virtualshareholdermeeting.com/FTNW2022SM and register using your unique control number that was included in the proxy card that you received in the mail.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with your proxy materials containing voting instructions from that organization rather than from the Company. Simply complete and mail the voting instruction form or follow the voting instructions in the proxy materials to ensure that your vote is counted. Follow the instructions from your broker or bank included with your mailed proxy materials, or contact your broker or bank, to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own (and are entitled to vote) as of July 27, 2022.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card or virtually at the Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors and the proposal to approve amendments to the Company’s bylaws are non-discretionary items and may not be voted on by your broker, bank or other holder of record absent specific voting instructions from you. If your bank, broker or other holder of record does not receive specific voting instructions from you, a “broker non-vote” will occur in the case of your shares for these proposals.

Discretionary Item. The ratification of Turner, Stone & Company LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year is a discretionary item. Generally, brokers, banks and other holders of record that do not receive voting instructions may vote on this proposal in their discretion.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the election of the director nominees listed in this proxy statement, “FOR” the approval of the amended and restated Company’s bylaws and “FOR” the ratification of the appointment of Turner, Stone & Company LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year. If any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

The Company pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, over the telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We also will reimburse brokerage firms, banks, nominees and other persons holding shares for others for the cost of forwarding proxy materials to beneficial owners and obtaining their proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the polls close at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	You may submit another properly completed proxy card with a later date.

2.	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at FTE Networks, Inc., Attn: Corporate Secretary, at 641 Lexington Avenue, 14th Floor, New York, NY 10022. A revocation must be received no later than the beginning of voting at the Meeting.

3.	Participating in the Meeting and voting online at that time at www.virtualshareholdermeeting.com/FTNW2022SM. Although, online attendance at the Meeting will not, by itself, change your vote or revoke a proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, custodian or other nominee holding the shares as to how to vote on non-discretionary matters, the broker or nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Under our Bylaws, a quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Meeting or represented by proxy. Abstentions and (because there is at least one “routine” matter to be voted on at the Meeting) broker non-votes will also be considered present for purposes of determining the existence of a quorum. As of the Record Date, there were 48,766,614 shares entitled to vote, including shares of our preferred stock. Thus, the holders of 24,383,308 shares must be present in person or represented by proxy at the meeting to have a quorum.

How many votes are needed to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. Votes withheld and broker non-votes with respect to Proposal 1 will have no effect and will not be counted for the purposes of the vote for Proposal 1. Abstentions and broker non-votes will be counted for the purposes of the vote total for Proposals 2 and 3 and will have the same effect as “Against” votes. The only routine matter on which brokers may vote without instructions is Proposal 3.

The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of the proposal:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Nominees receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None

2	Approval of Amended and Restated Company Bylaws	“For” votes from the holders of a majority of the votes cast at the Meeting	Against	Against

3	Ratification of the appointment of Turner Stone as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	“For” votes from the holders of a majority of the votes cast at the Meeting	Against	N/A

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the meeting. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Who should I contact if I have questions regarding the Meeting?

If you have any questions about the Meeting, the various proposals to be voted at the Meeting, and/or how to participate in the Meeting online at www.virtualshareholdermeeting.com/FTNW2022SM and vote at that time, contact the Company’s investor relations at ir@ftenet.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

Proposal and Required Vote

The Board has approved the following nominees for submission to our stockholders, each to serve a one-year term expiring at the annual meeting of the Company’s stockholders in 2023 or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board):

●	Michael P. Beys;

●	Richard de Silva; and

●	Jeremy Stillings.

Information concerning the director nominees, two of whom are incumbent directors of the Company, appears below. Although management does not anticipate that any of these director nominees will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board.

Directors are elected by a plurality of the votes present at the Meeting or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees.

The Board recommends that our stockholders vote FOR the election of the three (3) director nominees.

Information Concerning Director Nominees and Other Board Members

Background information about each director nominee and other directors is set forth below, including information regarding the specific experiences, characteristics, attributes and skills that the Board considered in determining that each director should serve on the Board, and which the Board believe provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies. Joseph Cunningham, an incumbent Board member, has not been nominated for election. For the avoidance of doubt, any director not submitted for nomination or elected at the Meeting shall be deemed removed from the Board and have vacated their position as Director.

Director Nominees for election at the Meeting

Michael P. Beys, age 50, has served as a member of the Board since his appointment on October 18, 2019, and as interim CEO since December 11, 2019. Mr. Beys is a partner with the law firm Beys Liston & Mobargha LLP, which he founded in 2009. He focuses his practice on federal criminal defense, complex commercial litigation and real estate litigation. From 2000 to 2005, Mr. Beys served as a federal prosecutor in the U.S. Attorney’s Office for the Eastern District of New York, where he was the lead counsel in over 100 federal prosecutions and investigations involving racketeering, fraud, tax evasion, money laundering, narcotics trafficking, violent crimes and terrorism. Mr. Beys is also currently the chairman of the board of directors of Secure Property Development & Investment, PLC, a publicly listed (London’s AIM) owner and operator of commercial and industrial properties in Eastern Europe, and a member of the Supervisory Board of Arcona Property Fund N.V., a listed fund (Euronext Amsterdam) that invests in commercial real estate in Central Europe. In 2005, he co-founded Aristone Capital, a real estate investment firm which provided mezzanine debt financing to New York area real estate developers. In 1999, he founded Cobblestone Ventures, Inc., a real estate development firm which has invested in, or actively managed, numerous conversion and new construction projects in downtown New York City. Mr. Beys received a B.A. from Harvard College and a J.D. from Columbia Law School. Given his background and experience in law enforcement and real estate, Mr. Beys is uniquely qualified to serve as a member of the Board and interim CEO and to continue the great effort to salvage and preserve shareholder value for FTE.

Richard de Silva, age 49, has served as a member of the Board since his appointment on October 18, 2019. Mr. de Silva serves as Managing Partner of Lateral Investment Management, LLC, a California-based credit and growth equity firm, which he joined in 2014. Mr. De Silva is responsible for leading the day-to-day investment activities and operations of the firm, which include investment origination, underwriting, asset management and fundraising. Mr. de Silva was previously a General Partner at Highland Capital Partners, a private equity firm. He joined Highland in 2003 and focused on investments in growth-stage technology companies. Mr. de Silva has also held operating roles in several companies as an entrepreneur and senior executive including as co-founder of IronPlanet, a marketplace for construction equipment. He received a B.A. from Harvard College, a Master of Philosophy in International Relations from Cambridge University and an M.B.A. from Harvard Business School.

Jeremy Stillings, age 44, is an attorney with a background in corporate governance and restructuring and serves on corporate boards as an independent director.  He currently has no known contacts or affiliations with the Board, the Company, or any equity security holders, creditors, or other stakeholders of the Board or the Company. Mr. Stillings currently serves as an independent member of the Board of Directors for Lighthouse Resources, Inc. He also provides advisory services to a number of commercial clients regarding corporate strategy, corporate governance, and restructurings. Mr. Stillings is a licensed attorney and member of the bar of the State of Illinois, and previously was employed as an attorney specializing in corporate governance and corporate restructuring by the firms of Jenner & Block LLP, Winston & Strawn LLP, and most recently Proskauer Rose, LLP. He received a B.A. from Tulane University and a J.D. from the University of Texas.

Director who is not a Nominee for Election

Joseph Cunningham, age 74, serves as President of Liberty Mortgage Acceptance Corporation, a private mortgage lender arranging commercial mortgage-backed securities and bridge financing, which he co-founded in 1992. In 2009, Mr. Cunningham co-founded Renew Lending, Inc., a residential mortgage banking firm. Mr. Cunningham left the firm in 2017. Prior to 2009, Mr. Cunningham served as Chief Operating Officer of Colwell Financial Corporation, where he was responsible for all divisions including residential production, secondary marketing, construction lending, joint ventures, commercial real estate brokerage, loan servicing, insurance, underwriting, personnel, REO, finance and administration, and legal activities. Mr. Cunningham also previously served as Executive Vice President and Chief Financial Officer of Granite Financial Corporation, a boutique mortgage banking firm. Earlier in his career, Mr. Cunningham practiced as a CPA in the Boston office of PwC. Mr. Cunningham received a B.S. in Accounting from Boston College.

Mr. Cunningham was appointed to the Board on October 18, 2018 and served as Chair of the Audit Committee until recently when the Company learned he disclosed confidential Board information to third parties with interests adverse to the Company. The Company has sued Mr. Cunningham alleging violations of his duty of loyalty and confidentiality and his participation in a conspiracy to defraud the Company and its stockholders in connection with the Vision asset acquisition, among other allegations.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers is related by blood, marriage or adoption.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH NAMED NOMINEE

PROPOSAL TWO

APPROVAL OF AMENDED AND RESTATED COMPANY BYLAWS

The Board, in its continuing review of corporate governance matters, has concluded that it is advisable and in the best interests of the Company and its stockholders to amend and restate the Bylaws to conform to the Company’s evolving needs, strategy and operating environment, and Nevada Revised Statutes (NRS).

In keeping with the Company’s transparency ethic, we are asking stockholders to approve the amended and restated bylaws of the Company, attached hereto as Exhibit A.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE PROPOSAL TO APPROVE AMENDED AND RESTATED BYLAWS

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board intends to appoint Turner, Stone & Company LLP (“Turner Stone”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022. Services provided to the Company by our independent registered public accountants during past two fiscal years are described below.

Fee Category	December 31, 2021	December 31, 2020
Audit fees	$—	$477,050
Audit related fees	$—	$30,260	(2)
Total	$—	$507,310

(1)	Aggregate fees billed or expected to be billed by the principal accountant for the audit of the annual financial statements and review of the financial statements included in the registrant’s form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the last two fiscal years.
(2)	Audit related fees consist of fees billed for services rendered in connection with the Vision Asset Purchase Agreement.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2022

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

Committees of our Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Audit Committee

Our Audit Committee assists with the Boards’ oversight responsibilities relating to our financial accounting and reporting processes and auditing processes. The purpose, authority, resources and responsibilities of our audit committee are more specifically set forth in its charter, which is available at www.ftenet.com, for our Audit Committee which provides that our Audit Committee is responsible for, among other things:

●	appointing, compensating, retaining, overseeing the independence and performance of and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

●	discussing with management and the independent auditors our quarterly and annual audited financial statements, our internal control over financial reporting, and related matters;

●	reviewing and discussing with management and the independent auditors the Management’s Discussion and Analysis section of the Company’s Forms 10-Q and 10-K prior to filing with the SEC;

●	reviewing and discussing with the independent auditors any reports, comments or recommendations made to the Company and consulting with the independent auditors at least once per quarter regarding internal controls and reporting procedures;

●	reviewing, at least quarterly, the status of any legal matters which could significantly impact the Company’s financial statements

●	reviewing with management the Company’s program for promoting compliance with the applicable legal and regulatory requirements;

●	reviewing and approving any related party transactions;

●	monitoring compliance with our Code of Ethics;

●	meeting separately, periodically, with management and the independent auditors;

●	annually reviewing and reassessing the adequacy of our Audit Committee Charter;

●	such other matters that are specifically delegated to our Audit Committee by our Board from time to time; and maintaining minutes of meetings and reporting regularly to the Board of Directors

Until January 2022, the Board’s Audit Committee was comprised of Joseph Cunningham, the then-sole independent member of the Board. However, the Company has alleged Mr. Cunningham’s actions were in breach of his fiduciary duties to the Company and its stockholders, and his affiliation with parties whose interest are materially adverse to the interests of the Company and its stockholders have rendered Mr. Cunningham not independent and, thus, unable to perform his duties objectively. Due to the lack of independent directors, the Board is tasked with reviewing and approving audit-related decisions.

Compensation Committee

Our Compensation Committee has the principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and directors. We have implemented a written charter for our Compensation Committee, available at www.ftenet.com, which provides that our Compensation Committee is responsible for, among other things:

●	reviewing and making recommendations to our Board regarding our compensation policies and forms of compensation provided to our directors and officers;

●	reviewing and assisting the Board and Management in enforcing the prohibition on loans by the company to officers and directors;

●	reviewing and making recommendations to our Board regarding bonuses for our officers and other employees;

●	reviewing and making recommendations to our Board regarding stock-based compensation for our directors and officers;

●	annually reviewing and reassessing the adequacy of our Compensation Committee Charter;

●	administering our stock option plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board after the business combination from time to time.

The Compensation Committee Charter sets forth the authority and responsibilities of the Committee for the performance evaluation and compensation of the Company’s CEO, executive officers and directors, and significant compensation arrangements, plans, policies and programs of the Company. The Committee has authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities, including the authority to approve an external advisor’s fees and other retention terms on behalf of the Company. Pursuant to the Compensation Committee Charter, the Company shall provide appropriate funding to the Committee, as determined by the Committee in its capacity as a Committee of the Board, for payment of compensation to any outside advisors engaged by the Committee.

The Compensation Committee is also tasked with reviewing and approving the corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of such goals and objectives. Based on this evaluation the Committee makes and annually reviews decisions regarding: (i) salary paid to the CEO; (ii) the grant of all cash based bonuses and equity compensation to the CEO; (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO; (iv) any CEO severance or change in control arrangement; and (v) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component(s) of the CEO’s compensation, the Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects and the incentive awards given to the Company’s CEO in prior years.

Due to the lack of independent directors, the Board is tasked with reviewing and approving compensation-related decisions.

Nominating and Corporate Governance Committee

The primary purpose of our Nominating and Corporate Governance Committee is to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. We have implemented corporate governance guidelines as well as a written charter for our Nominating and Corporate Governance Committee, available at www.ftenet.com, which provides that our Nominating and Corporate Governance Committee is responsible for, among other things:

●	defining the future needs of the Board and overseeing the process by which individuals may be nominated to our Board and its standing committees;

●	making recommendations as to the size, functions and composition of our Board and its committees;

●	identifying, recruiting, evaluating, approving and nominating potential directors;

●	considering nominees proposed by our stockholders;

●	establishing and periodically assessing the criteria for the selection of potential directors;

●	making recommendations to the Board on new candidates for Board membership;

●	Reviewing the Company’s Insider Trading Policy and recommending any changes for approval by the Board;

●	overseeing corporate governance matters including educating directors and identifying any potential conflicts of interest;

●	recommending that the Board establish special committees as necessary; and

●	reviewing annually and reassessing the adequacy of our Nominating and Corporate Governance Committee Charter.

In evaluating nominees, the Nominating and Corporate Governance Committee should take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints.

One of the primary responsibilities of the Nominating and Corporate Governance Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant technical, commercial and securities expertise, meet the highest standards of personal integrity, judgment and critical thinking, and an ability to work in an open environment with other directors to further the interests of the Company and its shareholders. In recommending appointments to the Board, the Committee should be mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors. Board appointments are, in the final analysis, made on merit.

Due to the lack of independent directors, the Board is tasked with vetting and recommending director nominees for appointment and election to the Board.

Board Leadership Structure and Role in Risk Oversight

Risk oversight is administered through the Board as a whole. The Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time and in consideration of the composition of the Board, the Company’s size, the nature of the Company’s business, litigation, and other relevant factors.

Director Independence

For independence purposes, we use the definition and standards of independence applied by the New York Stock Exchange (“NYSE”). Under the rules of NYSE, a company’s board of directors must be comprised of a majority of independent directors. A director will only qualify as an “independent director” if, in the opinion of the Company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Michael Beys is not considered independent because of his role as interim CEO of the Company. Richard de Silva is not considered independent because of the nature and percentage of beneficial ownership of the Company. Joseph Cunningham is no longer considered independent due to his alleged affiliation with parties with interests adverse to Company and its stockholders. We expect Jeremy Stillings to qualify as an independent member of the Board if elected to the Board at the Meeting.

Board Meetings

The Board typically met once a week (a minimum of twice per month) during the fiscal year ended December 31, 2021. Each director attended greater than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the board on which each director served (during the period for which each director has been a director).

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires an issuer’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by our officers and directors and greater than ten percent (10%) beneficial owners were timely filed.

Code of Ethics

The Board adopted a Code of Business Conduct and Ethics with the purpose of assuring that all employees, directors and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct. A copy of the Code of Business Conduct and Ethics is available on the Company website at www.ftenet.com. We have also adopted an Insider Trading Policy that applies to all directors, officers, and employees.

Indemnification of Directors and Officers

Our directors and executive officers are indemnified as provided by the Nevada law and our Bylaws. These provisions state that our directors may cause us to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, and reasonably incurred by him/her as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of our Board and is subject to the Securities and Exchange Commission’s policy regarding indemnification.

EXECUTIVE OFFICERS

General

The table below lists our directors and executive officers along with each person’s age as of July 27, 2022 and any other position that such person holds.

Name	Age	Position
Executive Officers
Michael P. Beys	50	Interim Chief Executive Officer and Director
Ernest Scheidemann	61	Interim Chief Financial Officer
Non-Employee Directors
Joseph Cunningham	74	Director
Richard de Silva	49	Director

A brief biography of the executive officer who is not also a Nominee is set forth below:

Ernest Scheidemann, Interim Chief Financial Officer

Mr. Scheidemann was appointed Interim Chief Financial Officer on May 5, 2020. Mr. Scheidemann was the CFO of Benchmark Builders, Inc. from April 2017 through November 2018. From 2008 to 2015, Mr. Scheidemann was CFO of a private global software company. Prior to that, Mr. Scheidemann was the Treasurer and CFO of WCI Communities, a $2.0 billion publicly traded homebuilder from 2004 to 2008 and held various progressive finance and accounting leadership roles with AT&T Corp from 1984 through 1999. Mr. Scheidemann is a Certified Public Accountant. He holds a Certified Global Management Accountant and Certified Financial Forensics designation issued from the American Institute of CPAs. Mr. Scheidemann received a B.A. in Accounting from William Paterson University and M.B.A. in Finance and International Business from Seton Hall University.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of our officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the officers is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth certain information with respect to compensation for the years ended December 31, 2021 and 2020 earned by or paid to our interim chief executive officer and our two most highly compensated executive officers, other than our chief executive officer, whose total compensation exceeded $100,000 (the “named executive officers”).

Summary Compensation Table

Name and Principal		Salary (1)	Bonus	Stock awards	Stock options	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Position	Year	$	$	$	$	$	$	$	$
Michael P. Beys,	2021	776,750	-	-	-	-	-	-	776,750
Interim Chief Executive Officer (2)	2020	150,000	-	-	-	-	-	-	150,000

Ernest Scheidemann,	2021	373,110	-	-	-	-	-	-	373,110
Interim Chief Financial Officer	2020	359,855	-	-	-	-	-	-	359,855

Stephen Goodwin,	2021	-	-	-	-	-	-	-	-
Former Executive Vice President of Operations	2020	207,671	-		-	-	-	-	207,671

(1)	Salary amounts reflect net salary (pro-rated in some instances) paid for the last two fiscal years.
(2)	Mr. Beys was appointed as interim CEO on December 11, 2019. The duly constituted Compensation Committee at the time approved a cash component of Mr. Beys’ overall compensation package which provides for a monthly salary of $50,000 for the duration of his service as interim CEO, of which $150,000 was paid in 2020 and $776,750 was paid in 2021 (which includes a 2020 deferred payment of $176,750).
(3)	Mr. Goodwin served as Executive Vice President of Operations, for which service he was paid a total of $207,671 in 2020.

Employment Agreements

The Company has not entered into an employment agreement with Michael Beys or Ernest Scheidemann in connection with their service as interim CEO and interim CFO

Outstanding Equity Awards at Last Fiscal Year End

There were no grants of plan-based equity awards or non-equity awards to named executives during the years ended December 31, 2020 and 2021.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board or the Compensation Committee.

Director Compensation

The following table sets forth the compensation earned by each non-executive director for the year ended December 31, 2021. As an executive director, Mr. Beys did not receive any compensation for his service as a director.

Name	Year	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension valued and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total $)
Peter Ghishan	2021	305,000	-	-	-	-	-	305,000	(1)
Joseph Cunningham	2021	240,000	-	-	-	-	-	240,000	(2)
Richard de Silva	2021	210,000	-	-	-	-	-	210,000	(3)

(1)	As of fiscal year ended December 31, 2021, Mr. Ghishan earned and accrued fees for his service on the Board and as then-chair of the Compensation Committee in accordance with the Company’s Non-Employee Director Compensation Policy. Mr. Ghishan resigned from the Board, effective June 30, 2021. On August 23, 2021, in connection with Mr. Ghishan’s resignation from the Board, we entered into a Separation Agreement and Release, pursuant to which we issued Mr. Ghishan a promissory note in the principal amount of $300,000 as full and final settlement of any accrued and unpaid Board and Committee fees during his tenure. This promissory note accrues interest at 5% per annum. Mr. Ghishan’s compensation does not include the fair market value of 150,000 shares of Company common stock issued to Mr. Ghishan in 2021.

(2)	As of fiscal year ended December 31, 2021, Mr. Cunningham earned and accrued fees for his service on the Board and as then-chair of the Audit Committee in accordance with the Company’s Non-Employee Director Compensation Policy, of which $45,000 was paid in cash in fiscal 2020. Mr. Cunningham’s total compensation does not include the fair market value of 150,000 shares of Company common stock issued to Mr. Cunningham in 2021.

(3)	As of fiscal year ended December 31, 2021, Mr. de Silva earned and accrued fees for his service on the Board in accordance with the Company’s Non-Employee Director Compensation Policy. Mr. de Silva has not been received any cash payments in respect of earned and accrued Board fees. Mr. de Silva’s total compensation does not include the fair market value of 150,000 shares of Company common stock issued to Mr. de Silva in 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The following discussion relates to types of transactions involving our company and any of our executive officers, directors, director nominees or five percent (5%) stockholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship:

● in which we participate;

● that involves an amount in excess of the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years; and

● in which a related party has a direct or indirect material interest.

From January 1, 2021 through the date of this Proxy Statement, there have been no related-party transactions, except for the executive officer and director compensation arrangements described in the section “Executive Compensation” and as described below.

Related Party Loans/Advances

-	Between August and October 2021, Cobblestone Ventures, Inc., an entity controlled by Michael Beys, the Company’s interim CEO and a member of our Board, loaned the Company a total of $25,000 for working capital purposes, pursuant to a demand note at 10% per annum.

-	The Company issued a grid note, payable to Lateral Recovery, LLC, to memorialize the amounts advanced throughout 2021 for working capital purposes. The Grid Note accrues interest at 10% per annum and had an outstanding balance (including accrued interest) of $3,675,044.49 as of June 30, 2022.

Procedure for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years must first be presented to our Audit Committee (or in the absence of a duly constituted Audit Committee, the Board) for review, consideration and approval. All of our directors, executive officers and employees will be required to report to the Audit Committee or the Board any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee or the Board will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and the impact on a director’s independence. Our Audit Committee or Board will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee or Board determines in the good faith exercise of their discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning beneficial ownership of shares of our Common Stock with respect to (i) each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, (ii) each director of our company, (iii) the executive officers of our company, and (iv) all directors and officers of our company as a group. Unless otherwise indicated or the table or the footnotes below, the address for each beneficial owner is c/o FTE Networks, Inc., 641 Lexington Avenue, 14th Floor, New York, NY 10022.

Beneficial ownership is determined in accordance with the rules of SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of July 27, 2022, are deemed to be beneficially owned by the person holding such securities and for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percentage of Class(1)(2)
Directors and Officers
Joseph Cunningham, Director	150,000		* %
Richard de Silva, Director	26,158,773	(3)	53.6%
Michael P. Beys, Director and Interim CEO	-		-%
Ernest Scheidemann, Interim CFO	-		-%
All Directors and Officers as a group (4 persons)	26,308,773		53.9%

5% Shareholders
Lateral Investment Management (Lateral Entities) (4)	26,008,773		53.3%

* Less than 1%.

(1)	The beneficial ownership reported in the table includes: (1) 33,110,629 shares of Common Stock beneficially owned and entitled to vote as of July 27, 2022; (2) 2,844,985 shares of Common Stock which are issuable pursuant to conversions of the Company’s legacy Series A and Series A-1 Preferred Stock; and (3) the voting rights associated with 1,000 shares of the Company’s Series J-1 Preferred Stock and 1,000 shares of the Company’s Series J-2 Preferred Stock issued to the Lateral Entities, which are entitled to 6,405.5 votes per share of Series J-1 and Series J-2 Preferred Stock.

(2)	Excludes shares of Common Stock and Series I Preferred Stock issued to Alexander Szkaradek and Antoni Szkaradek in connection with the Second Amendment to the Vision Asset Purchase Agreement, which are the subject of litigation in Delaware and are not entitled to vote at this Meeting.

(3)	Includes 150,000 shares beneficially owned by Mr. de Silva. Mr. de Silva, as managing partner of Lateral Investment Management, may be deemed to beneficially own the shares held by the Lateral Entities. This amount does not include a total of 3,935,480 warrants held by the Lateral Entities.

(4)	The Lateral Entities are comprised of Lateral FTE Feeder LLC, Lateral BVM Feeder LLC, Lateral Juscom Feeder LLC, Lateral Partners LLC, Lateral SMA Agent LLC, Lateral US Credit Opportunities Fund, L.P, WVP Emerging Manager Private Onshore Fund, LLC, and Niagara Nominee LP. This amount does not include a total of 3,935,480 warrants held by the Lateral Entities. The address for Lateral Entities is 400 South El Camino Real, Suite 1100, San Mateo, CA 94402.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 641 Lexington Avenue, 14th Floor, New York, NY 10022.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before May 1, 2023 (unless the date of the 2023 annual meeting of stockholders is not within thirty (30) days of August 29, 2022, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2023 annual meeting). A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Stockholder Communications

Stockholders who wish to communicate with the Board, may send a letter to the Company’s Corporate Secretary at 641 Lexington Avenue, 14th Floor, New York, NY 10022. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Board at the next regularly scheduled Board meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of the three nominees set forth herein, none of our officers or directors has any substantial interest in any matters to be acted upon at the Meeting.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

August 17, 2022	/s/ Michael P. Beys
Michael P. Beys
Interim Chief Executive Officer

EXHIBIT A

Amended and Restated Bylaws of FTE Networks, Inc.

AMENDED AND RESTATED BYLAWS

OF

FTE NETWORKS, INC.

a Nevada corporation

Adopted effective as of August [●], 2022

i

Table of Contents

(continued)

ii

Table of Contents

(continued)

iii

AMENDED AND RESTATED BYLAWS
OF
FTE NETWORKS, INC.
a Nevada corporation

ARTICLE I

OFFICES

Section 1.1 Registered Office. In accordance with the applicable provisions of the Nevada Revised Statutes (“NRS”), including, without limitation, NRS 78.090, the registered office of FTE Networks, Inc., a Nevada corporation (the “Corporation”), shall be maintained at such place within the State of Nevada as the Corporation’s board of directors (the “Board”) shall determine from time to time.

Section 1.2 Other Offices. The Corporation may also have offices, including it principal offices, at such other places both within and without the State of Nevada as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1 Place of Meetings. Subject to Section 2.2 below, all meetings of stockholders, for any purpose, may be held at such time and place, within or without the State of Nevada, as shall be determined by the Board in its sole discretion. The place of each such meeting shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

Section 2.2 Remote Communications. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in any manner permitted by Nevada law. Such means of remote communication include participation by telephone conference, video conference, or similar method of communication so long as the Corporation has implemented reasonable measures (i) to verify the identity of each person participating through such means as a stockholder and (ii) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings. Participation in such meeting shall constitute presence in person at the meeting.

Section 2.3 Annual Meeting. The annual meeting of stockholders shall be held on the day and at the time set by the Board and designated in the notice thereof. A majority of the Board shall have authority to set the agenda for the annual meeting and to establish the deadline by which requests for the addition of items to the agenda shall be received. A majority of the Board may grant such requests. At the annual meeting, the stockholders shall elect, by a plurality vote, members of the Board (each such member, a “Director” and collectively, the “Directors”) and transact such other business as may properly be brought before the meeting. Notwithstanding the foregoing, in the event that the Directors are elected by written consent of the stockholders in accordance with Section 2.11 of these Bylaws (as amended from time to time in accordance with the terms hereof, and in accordance with the Corporation’s Articles of Incorporation as then in effect and applicable law, the “Bylaws”) and NRS 78.320, an annual meeting of stockholders shall not be required to be called or held for such year for such purpose, but the Board may call and notice an annual meeting for any other purpose or purposes.

1

Section 2.4 List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote for the election of Directors of the Corporation, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder, and the list shall be produced and kept at the time and place of election during the whole time thereof and be subject to the inspection of any stockholder who may be present. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication as permitted under Section 2.2 above, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.5 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chief Executive Officer or President and shall be called by the Chief Executive Officer, President or Secretary at the request, in writing, of a majority of the Board, or at the request, in writing, of stockholders entitled to exercise a majority of the voting power of the Corporation. Such request shall state the purpose or purposes of the proposed meeting. If any person(s) other than the Board calls a special meeting, the request shall:

(a) be in writing;

(b) specify the time of such meeting and the general nature of the business proposed to be transacted; and

(c) be delivered personally or sent by registered mail or by facsimile transmission to the Chairperson of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation.

Section 2.6 Notice of Meetings. Whenever stockholders are required or authorized to take any action at a meeting, a written notice of such meeting shall be given. Such written notice must be signed by the Corporation’s Chief Executive Officer, President, a Vice President, the Secretary, an Assistant Secretary or by such other natural person or persons as the Bylaws may prescribe or permit, or as the Board may designate. In addition, such written notice shall include the following:

(a) the purpose or purposes for which the meeting is called;

(b) the time when the meeting will be held;

(c) the place where the meeting will be held; and

2

(d) if participation by means of telephone conference or similar methods of communication is going to be permitted for such meeting, the notice shall include a statement to that effect, including instructions as to how a stockholder may so participate.

Such written notice shall be given to each stockholder entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting. Such written notice shall be delivered in accordance with NRS 78.370 and Article V below.

Section 2.7 Limitation on Business. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.8 Quorum. Stockholders of the Corporation holding at least a majority of the voting power of the Corporation, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Articles of Incorporation. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.9 Voting Required for Action. When a quorum is present at any meeting, the stockholders holding a majority of the voting power of the Corporation present in person or represented by proxy at such meeting shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, these Bylaws, or an express agreement in writing, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting for directors shall be in accordance with Section 2.3 above.

Except as may be otherwise provided in the Corporation’s Articles of Incorporation or in a Certificate of Designation or similar document filed with the Secretary of State of Nevada in accordance with NRS 78.1955, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock held by such stockholder that has voting power upon the matter in question. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by Nevada law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote thereon that are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 5.2 below); provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

3

Section 2.10 Proxies. Except as otherwise provided in the Articles of Incorporation or in a Certificate of Designation or similar document filed with the Secretary of State of Nevada in accordance with NRS 78.1955, each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock having voting power held by such stockholder, but, pursuant to NRS 78.355, no proxy shall be valid after the expiration of six months from the date of its execution unless (a) coupled with an interest, or (b) the person executing it specifies therein the length of time for which it is to be continued in force, which in no case shall exceed seven years from the date of its execution.

Section 2.11 Action by Written Consent. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

Unless otherwise prohibited by the NRS, an electronic transmission (as defined in Section 5.2 below) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this section; provided, that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (b) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.

In the event that the Board shall have instructed the officers of the Corporation (the “Officers”) to solicit the vote or written consent of the stockholders of the Corporation, unless otherwise prohibited by the NRS, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary, Chief Executive Officer, or the President of the Corporation or to a person designated by the Secretary, Chief Executive Officer, or the President. The Secretary, Chief Executive Officer, or the President of the Corporation or a designee of the Secretary, Chief Executive Officer, or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

Section 2.12 Closing of Transfer Books/Record Date. The Board may close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding sixty (60) days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books, the Board may fix in advance a record date, not more than sixty (60) days or less than ten (10) days before the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

4

Section 2.13 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments the person registered on its books as the owner of the shares. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE III

DIRECTORS

Section 3.1 Management of Business. The business of the Corporation shall be managed by its Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.2 Number; Election. The number of Directors that shall constitute the whole Board shall be fixed by resolution of the Board, unless the Articles of Incorporation fix the number; provided, however, that the number of Directors shall be at least one (1) and no more than seven (7). The Directors shall either be elected by written consent in accordance with Section 2.11 above and NRS 78.320, or at the annual meeting of the stockholders, except as provided in Sections 3.3 and 3.4 below. Each Director so elected shall hold office until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation or removal. Directors need not be stockholders, unless required by the Articles of Incorporation or these Bylaws. If, for any reason, Directors are not elected pursuant to NRS 78.320 or at the annual meeting of the stockholders, they may be elected at a special meeting of the stockholders called and held for that purpose.

Section 3.3 Resignation and Vacancies. Any Director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the Director failing to receive a specified vote for reelection as a Director may provide that it is irrevocable.

Unless otherwise provided in the Articles of Incorporation, the Bylaws or the NRS, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office until their successors are duly elected and shall qualify, unless sooner displaced.

Unless otherwise provided in the Articles of Incorporation or these Bylaws:

(a) Vacancies and newly created directorships resulting from any increase in the authorized number of Directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director.

5

(b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the provisions of the Articles of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then any Officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws for the sole purpose of electing Directors.

If, at the time of filling any vacancy or any newly created directorship, the Directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), a court of competent jurisdiction sitting in the State of Nevada may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the voting stock at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the Directors chosen by the Directors then in office as aforesaid.

A Director elected to fill a vacancy shall be elected for the unexpired term of such Director’s predecessor in office and until such Director’s successor is elected and qualified, or until such Director’s earlier death, resignation or removal.

Section 3.4 Removal by Stockholders. Any Director or one or more of the incumbent Directors of the Corporation may be removed from office by a vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, in which event the vacancy or vacancies so created shall be filled in accordance with Section 3.3. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove that director.

Section 3.5 Meetings. The Board may hold meetings, both regular and special, at such locations, either within or without the State of Nevada, as the Board may determine its sole discretion.

Section 3.6 Annual and Regular Meetings. The first meeting of each newly-elected Board may be held immediately following, and at the time and place as, the annual meeting of stockholders or, if not so held, at such time and place as shall be fixed by such newly-elected Board. Regular meetings of the Board may be held without notice at such time and at such place as from time to time shall be determined by the Board.

6

Section 3.7 Special Meetings. Special meetings of the Board may be called at any time by either (a) the Chairperson of the Board, (b) the President, (c) the Secretary or (d) any two (2) directors, in each case, on twenty-four (24) hours’ notice to each Director. Such notice of the time and place of any special meeting shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by U.S. first-class mail, postage prepaid;

(iii) sent by facsimile; or

(iv) sent by electronic mail,

in each case, directed to each Director at such Director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (x) delivered personally by hand, by courier or by telephone, (y) sent by facsimile or (z) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the Director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

Section 3.8 Quorum and Voting. A majority of the Directors then in office, at a meeting duly assembled, shall constitute a quorum of the Board for the transaction of business, and the act of the Directors constituting a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If the Articles of Incorporation provide that one or more Directors shall have more or less than one vote per Director on any matter, every reference in these Bylaws to a majority or other proportion of Directors shall refer to a majority or other proportion of the votes of the Directors.

Section 3.9 Consent Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed or approved by electronic transmission by all members of the Board or of such committee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10 Telephonic or Video Meetings. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or committee by means of a telephone conference, video conference, or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in such meeting by such means constitutes presence in person at such meeting.

7

Section 3.11 Committees; Subcommittees. Unless otherwise provided in the Articles of Incorporation, the Board, by resolution or as set forth in these Bylaws, may designate one or more committees, which, to the extent provided in such resolution or in these Bylaws, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation. Each committee must include at least one (1) Director. Subject to the preceding sentence, and unless the Articles of Incorporation or these Bylaws otherwise provide, the Board may appoint natural persons who are not Directors to serve on any committee. Each committee must have the name or names as may be designated in these Bylaws or as may be determined from time to time by resolution adopted by the Board. Any such committee may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by statute to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

Each committee shall keep regular minutes of its meetings and report the same to the Board as and when required.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws, the Articles of Incorporation and NRS 78.125.

Any provision in the Articles of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Articles of Incorporation or these Bylaws.

Unless otherwise provided in the Articles of Incorporation, these Bylaws or the resolution(s) of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Section 3.12 Compensation. Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board shall have the authority to determine and fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board, as the Board may determine from time to time by resolution. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

8

ARTICLE IV

OFFICERS

Section 4.1 General. The Officers shall be chosen by the Board and shall consist of a President, a Secretary and a Treasurer. The Board may also choose a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents (including Executive or Assistant Vice Presidents), one or more Assistant Secretaries and Assistant Treasurers, and such other officers and agents as the Board may deem necessary. Two or more offices may be held by the same person.

Section 4.2 Appointment, Resignation and Removal. The Board shall appoint the Officers who shall hold office at the pleasure of the Board. No Officer need be a member of the Board.

Any Officer may be removed, with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any Officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the Officer is a party.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in this Article IV.

Section 4.3 Subordinate Officers. The Board may appoint, or empower the President to appoint, such other officers and agents as the business of the Corporation may require. Each of such Officers and agents shall hold office for such period, have such authority and person such duties as are provided in these Bylaws or as the Board may from time to time determine. Any such officer or agent may be removed at any time, with or without cause, by the Board unless otherwise agreed in writing.

Section 4.4 Compensation. The salaries and other compensation of all Officers shall be fixed by the Board unless otherwise agreed in writing.

Section 4.5 Duties of President. The President shall be the chief executive officer of the Corporation and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall vote or execute, in the name of the Corporation, proxies for any securities pursuant to which the Corporation has voting rights, unless some other person is designated by the Board to execute such proxies.

9

Unless otherwise directed by the Board, the President or any other person authorized by the Board or the President is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 4.6 Duties of Chairperson of the Board. The Chairperson of the Board, if and when elected by the Board, will preside at all meetings of the Board and of the stockholders, and will perform such other duties as may be prescribed from time to time by the Board.

Section 4.7 Duties of Vice President. The Vice President, if any, or if there shall be more than one, the Vice Presidents, in the order or seniority determined by the Board, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board or the President, under whose supervision he or she shall be, may prescribe from time to time.

Section 4.8 Duties of Secretary. The Secretary shall attend all meetings of the Board (unless otherwise determined by the Board) and all meetings of the stockholders and record all of the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give or cause to be given notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties and have such other powers as the Board or the President, under whose supervision he or she shall be, may prescribe from time to time.

Section 4.9 Duties of Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries, in the order of seniority determined by the Board, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board or the President, under whose supervision he or she shall be, may prescribe from time to time.

Section 4.10 Duties of Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. He or she shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or at any time when the Board so requires, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer is authorized to execute and file on behalf of the Corporation all federal and state tax returns and all elections under federal and state tax laws. If required by the Board, he or she shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control, belonging to the Corporation. The Treasurer shall also perform such other duties and have such other powers as the Board or the President, under whose supervision he or she shall be, may prescribe from time to time.

10

Section 4.11 Duties of Assistant Treasurers. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers, in the order of seniority determined by the Board, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board or the President, under whose supervision he or she shall be, may prescribe from time to time. The Assistant Treasurer is also authorized to execute and file on behalf of the Corporation all federal and state tax returns and all elections under federal and state tax laws.

ARTICLE V

NOTICES

Section 5.1 General. Except as otherwise provided by the Articles of Incorporation or these Bylaws, any notice or other communication may be given or sent by any method of delivery permitted by Nevada law. Notice to Directors may be given by facsimile or by other form of electronic transmission, including electronic mail, to an address as it appears on the Corporation’s records if (i) the sending of notice by such other media may be verified or confirmed; and (ii) contains or is accompanied by information from which the recipient can determine the date of the transmission. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.2 Notice to Stockholders by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a) the stockholder is unable to receive by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

An “electronic transmission” means any form or process of communication not directly involving the physical transmission of paper or another tangible medium that (i) is suitable for the retention, retrieval and reproduction of information by the recipient, and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice unless the sender and recipient have consented in writing to the use of the form of electronic transmission that cannot be directly reproduced in paper form, but is otherwise retrievable in perceivable form.

11

Section 5.3 Effectiveness of Notice. Except as otherwise provided by the NRS or applicable federal law, any notice or other communication, if in a comprehensible form, is effective at the earliest of the following:

(a) If delivered in physical form, when it is left at the stockholder’s address as it appears on the Corporation’s records, or the Director’s residence or usual place of business;

(b) If mailed by U.S. mail postage prepaid and correctly addressed to a stockholder, upon deposit in the U.S. mail;

(c) If mailed by U.S. mail postage prepaid and correctly addressed to a Director, upon deposit in the U.S. mail; and

(d) if an electronic transmission, unless otherwise agreed between the Corporation and a Director or stockholder, when: (i) it enters an information processing system that the recipient has designated or uses for the purpose of receiving electronic transmissions or information of the type sent; and (ii) it is in a form ordinarily capable of being processed by that system.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.4 Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given under the provisions of the NRS, the Articles of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate or other document, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Section 5.5 Waiver of Notice. Whenever any notice is required to be given under the provisions of the NRS, the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever all persons entitled to vote at any meeting, whether of Directors or stockholders, consent, either by:

(a) a writing on the records of the meeting or filed with the Secretary or an Assistant Secretary of the Corporation;

(b) presence at such meeting and oral consent entered on the minutes; or

(c) taking part in the deliberations at such meeting without objection,

then the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting, any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

12

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND OTHER AGENTS

Section 6.1 Indemnity for Claims Not in the Name of Corporation. The Corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), except an action by or in the right of the Corporation (which is governed by Section 6.2 below), by reason of the fact that he or she is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Notwithstanding the foregoing, no indemnification shall be required if it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a Director or Officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138.

The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 6.2 Indemnity for Claims in the Name of Corporation. The Corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit unless it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a Director or Officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138; provided, however, that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

13

Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 6.3 Indemnification of Employees and Agents. To the extent determined by the Board in its sole discretion and as otherwise authorized or required under Nevada law, the Articles of Incorporation and these Bylaws, the Corporation shall have the power (but not the obligation) to indemnify its employees and agents to the extent not prohibited by the NRS or other applicable law. The Board shall have the power to delegate to such person or persons it deems appropriate the determination of whether employees or agents shall be indemnified.

Section 6.4 Success on Merits. To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2 above, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by him or in connection with such defense.

Section 6.5 Advancement of Expenses. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount, unless it is ultimately determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article VI and/or Nevada law.

Section 6.6 Limitation on Indemnification. Subject to the requirements in Section 6.4 and Nevada law, the Corporation shall not be obligated to indemnify any person pursuant to this Article VI in connection with any Proceeding (or any part of any Proceeding):

(a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

14

(d) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its Directors, Officers, employees, agents or other indemnitees, unless (i) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law or (iii) otherwise required by applicable law; or

(e) if prohibited by applicable law.

Section 6.7 Indemnity Not Exclusive. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, written agreement, vote of stockholders or Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The rights to indemnity hereunder shall continue as to a person who has ceased to be a Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 6.8 Insurance Indemnification. The Corporation shall have the power, to the extent determined by the Board, to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation against any liability asserted against or incurred by such person in such capacity or arising out of that person’s status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of this Article VI. No financial arrangement made pursuant to this Section 6.8 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Section 6.9 Conflicts. No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears: (a) that it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 6.10 Indemnity Agreements. The Board is authorized to enter into a written contract with any Director, Officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board so determines and to the extent permitted by Nevada law, greater than, those provided for in this Article VI.

15

Section 6.11 Survival. The rights to indemnification and advancement of expenses conferred by this Article VI shall continue as to a person who has ceased to be a Director, Officer, employee or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.12 Repeal or Modification. Any amendment, repeal or modification of this Article VI shall be prospective only, and shall not adversely affect any indemnification or limitations on the personal liability of a Director or an Officer of the Corporation for acts or omissions prior to such repeal or modification. Further, neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII
CERTIFICATES OF STOCK

Section 7.1 Certificates. Unless the Board authorizes the issuance of uncertificated shares of some or all of the shares of any or all if the Corporation’s classes or series of stock as permitted under NRS 78.235(4), every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the President and either (a) the Treasurer or an Assistant Treasurer or (b) the Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation. When such certificate is signed (i) by a transfer agent or an assistant transfer agent or (ii) by a transfer clerk acting on behalf of the Corporation and registrar, the signature of any such President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be by facsimile. In case any Officer or Officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such Officer or Officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be such Officer or Officers of the Corporation.

The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make any other arrangements to restrict the transfer of the shares. The Corporation may credit distributions made for the shares against their purchase price, until the services are performed, the benefits are received or the promissory note is paid. If the services are not performed, the benefits are not received or the promissory note is not paid, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

16

Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to these Bylaws or applicable law a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 7.3 Lost Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as it shall require and to give the Corporation a bond or other security sufficient (as determined by the Corporation) to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 7.4 Transfers of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon the books of the Corporation, and, if such stock is certificated, only upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

17

Section 7.5 Restrictions on Transfer or Registration of Shares. The Board or stockholders may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restrictive agreement or voted in favor of or otherwise consented to the restriction. A restriction on the transfer or registration of transfer of shares may be authorized (a) to maintain the Corporation’s status when it is dependent on the number or identity of its stockholders, (b) to preserve entitlements, benefits, or exemptions under federal or local laws, and (c) for any other reasonable purpose. A restriction on the transfer or registration of transfer of shares may (i) obligate the shareholder first to offer the Corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares, (ii) obligate the Corporation or other persons (separately, consecutively, or simultaneously) to acquire the restricted shares, (iii) require as a condition to such transfer or registration that any one or more persons, including the holders of any of its shares, approve the transfer or registration if the requirement is not manifestly unreasonable; or (iv) prohibit the transfer or the registration of transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by this Article 6 with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Dividends. Subject to any restrictions contained in the Articles of Incorporation or applicable law, the Board may declare and pay dividends upon the capital stock of the Corporation out of funds legally available therefor at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation subject to the provisions of the Articles of Incorporation.

Section 8.2 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends, such sum or sums as the Board from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interest of the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.

Section 8.3 Checks. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board may from time to time designate.

Section 8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board.

Section 8.5 Seal. The Corporation may, but is not required to, adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Corporation may use such corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The corporate seal, if there be one, shall have inscribed thereon the words, “State of Nevada.”

18

Section 8.6 Captions. Captions used in these Bylaws are for convenience only and are not a part of these Bylaws and shall not be deemed to limit or alter any provisions hereof and shall not be deemed relevant in construing these Bylaws.

Section 8.7 Interpretations. To the extent permitted by the context in which used, words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa.

Section 8.8 Seniority. Nevada law and the Articles of Incorporation (in that order of precedence) will and in all respects be considered senior and superior to these Bylaws, with any inconsistency or conflict to be resolved in favor of Nevada law and such Articles of Incorporation (in that order of precedence), and with these Bylaws to be deemed automatically amended from time to time to eliminate any inconsistency which may then exist.

Section 8.9 Computation of Time. The time during which an act is required to be done, including the time for the giving of any required notice herein, shall be computed by excluding the first day or hour, as the case may be, and including the last day or hour, as the case may be.

ARTICLE IX

AMENDMENTS

Section 9.1 Amendments. Except as otherwise restricted in the Articles of Incorporation or these Bylaws, any provision of these Bylaws may be altered, amended or repealed by the Board. Except as otherwise restricted in the Articles of Incorporation, these Bylaws may also be altered, amended or repealed at a duly convened meeting of the stockholders by the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of the Corporation entitled to vote on such matter. Except as otherwise provided in the Articles of Incorporation, the stockholders may provide by resolution that any Bylaw provision repealed, amended, adopted or altered by them may not be repealed, amended, adopted or altered by the Board.

* * * * *

19

SECRETARY’S CERTIFICATE

The undersigned duly appointed Secretary of the Corporation does hereby certify that the foregoing Bylaws were approved by the Board of Directors for recommendation to the Stockholders, and approved by the Stockholders of the Corporation and are effective as of the ___ day of ______________, 2022.

__________________, Secretary

20

SCAN TO
VIEW MATERIALS & VOTE

FTE NETWORKS, INC.
999 VANDERBILT BEACH RD.
SUITE 601
NAPLES, FL 34108

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1a. Michael P. Beys	☐	☐	☐
1b. Richard de Silva	☐	☐	☐
1c. Jeremy Stillings	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000577817_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com

FTE Networks, Inc.
Special Meeting of Shareholders
August 29, 2022 9:00 AM ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Ernest Scheidemann and Maria Fernandez, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Preferred stock of FTE Networks, Inc. that the shareholder(s) is/are entitled to vote at the virtual Special Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/FTNW2022SM at 9:00 AM, ET on August 29, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000577817_2 R1.0.0.24